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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 7, 2000





                             CHARMING SHOPPES, INC.
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                 (Exact Name of Registrant as Specified in its Charter)



        Pennsylvania                    0-7258                 23-1721355
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(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
      of Incorporation)                                    Identification No.)



            450 Winks Lane
        Bensalem, Pennsylvania                                    19020
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(Address of Principal Executive Offices)                        (Zip Code)



                                 (215) 245-9100
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

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     ITEM 2 and ITEM 5. Acquisition or Disposition of Assets; Other Events.

     On January 7, 2000, Charming Shoppes, Inc., a Pennsylvania corporation ("Charming"), and Rose Merger Sub, Inc., a Tennessee corporation and a wholly-owned subsidiary of Charming ("Merger Sub"), filed a Final Amendment to the Tender Offer Statement on Schedule 14D-1 originally filed on November 19,1999 to report the expiration of Merger Sub's offer (the "Offer") to purchase all outstanding shares ("Shares") of common stock of Catherines Stores Corporation, a Tennessee corporation ("Catherines"), at $21.00 per Share, net to the seller in cash, and to report that approximately 98% of outstanding Shares were tendered in the Offer.

     Pursuant to the Agreement and Plan of Merger dated as of November 15, 1999 among Charming, Catherines and Merger Sub, effective January 7, 2000, Merger Sub was merged with and into Catherines. As a result of the merger, each Share outstanding at the effective time of the merger was converted into the right to receive $21.00 in cash.

     ITEM 7. Financial Statements and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

          The Consolidated Financial Statements of Catherines Stores Corporation and its subsidiaries for the fiscal years ended January 30, 1999 and January 31, 1998, together with the Notes thereto are incorporated herein by reference to the Annual Report on Form 10-K for the fiscal year ended January 30,1999 of Catherines Stores Corporation (Commission File No. 000-19372).

          The Consolidated Financial Statements of Catherines Stores Corporation and its subsidiaries for the quarterly periods ended October 30,1999 and October 31, 1998, together with the Notes thereto are incorporated herein by reference to the Quarterly Report on Form 10-Q for the fiscal quarter ended October 30,1999 of Catherines Stores Corporation (Commission File No. 000-19372).

     (b)  Pro Forma Financial Information.

          To be filed by amendment to this Current Report on Form 8-K not later than March 22, 2000.

     (c)  Exhibits.

          Exhibit 23.1        Consent of Arthur Andersen LLP.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 CHARMING SHOPPES, INC.


Dated: January 21, 2000                          By: /s/ Eric M. Specter
                                                    --------------------
                                                 Name:  Eric M. Specter
                                                 Title: Executive Vice President






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                               INDEX TO EXHIBITS


Exhibit No.                      Description
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Exhibit 23.1            Consent of Arthur Andersen LLP.








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